
        Exhibit FS-1(a)
   Consolidated Statements of Income
                                                                   Energy              Powergen          Chemicals
                                                                     $                    $                  $


   Sales                                                       18,541,818,875      4,252,179,648     11,176,981,253
   Electricity tax                                                883,945,866                  -                  -
   Petroleum tax                                                    2,188,808                  -                  -
   Net sales                                                   17,655,684,201      4,252,179,648     11,176,981,253

   Cost of goods sold and services provided                    13,189,626,812      3,287,956,040      7,844,706,890
   Gross profit from sales                                      4,466,057,389        964,223,608      3,332,274,363

   Selling expenses                                             2,679,707,758        363,674,962      1,583,254,778
   Research and developement cost                                  15,465,104          1,839,915        343,889,208
   General and administratve expenses                             495,501,395        223,751,763        629,965,818
   Other operating income                                       2,128,990,812        176,146,383        598,871,916
   Other operating expenses                                     1,374,539,379         97,505,688        907,462,888
   Income before financial earnings and taxes                   2,029,834,565        453,597,663        466,573,586

   Income from profit- and loss-pooling agreements                 30,451,230                  -          1,967,751
   Income from companies accounted for under the equity method    620,724,205         42,039,174         47,283,918
   Losses from companies accounted for under the equity method     53,036,997                  -         11,057,217
   Difference consolidation profit and loss transfer agreement              -                  -                  -
   Income from investments (paid this year)                                 -                  -                  -
   Income from investments (paid next year)                       138,275,303                  -          3,104,247
   Corporate tax on income                                                  -                  -                  -
   Reversal of valuation allowance - financial assets                       -                  -            517,521
   Write down of investments                                       31,641,552                  -                  -
   Income from long-term securities and long-term loans            76,611,276          5,145,866         10,891,506
   Other Interests an similar income                              449,407,588         22,724,858         84,596,487
   Interests and similar expenses                                 517,439,349        164,168,015        221,479,347
   Write-downs of financial assets and long-term loans          2,253,415,548                  -            772,943
   Losses from profit- and loss-pooling agreements                  5,090,824                  -            519,020
   Financial earnings                                          -1,545,154,668        -94,258,117        -85,467,098
   Impairment of Goodwill                                                   -                  -                  -
   Income from continuing operations before income taxes          484,679,897     -1,955,874,425        381,106,489

   Income taxes                                                  -493,946,364         60,977,073         37,451,380

   Income from continuing operations after income taxes           978,626,261     -2,016,851,498        343,655,109

   Minority interests in profit                                   500,952,812         10,120,280          6,077,711
   Minority interests in losses                                    38,058,384                  -          2,316,627
   Minority interests in Net income                               462,894,427         10,120,280          3,761,083

   Income from continuing operations                              515,731,833     -2,026,971,778        339,894,026

   Loss from discontined operations                                         -                  -       -123,850,041
   Extraordinary items after Minority interests (net of taxes)              -                  -                  -
   Cumulative effect of change in accounting principle, net                 -                  -                  -

   Net income before profit transferred                           515,731,833     -2,026,971,778        216,043,985

   Profit transferred pursuant to a profit transfer agreement     350,611,565                  -                  -
   Income from loss transfers                                               -                  -                  -

   Net income                                                     165,120,269     -2,026,971,778        216,043,985




   Consolidated Statements of Income                                                                                   TOTAL
                                                                                                    Holding/        Consolidated
                                                               Real Estate        subtotal           Others       01.01.-31.12.2002
                                                                    $                 $                $                 $

   Sales                                                        1,164,752,606    35,135,732,382        70,646,653   35,206,379,035
   Electricity tax                                                          -       883,945,866                 -      883,945,866
   Petroleum tax                                                            -         2,188,808                 -        2,188,808
   Net sales                                                    1,164,752,606    34,249,597,708        70,646,653   34,320,244,361

   Cost of goods sold and services provided                     1,056,455,439    25,378,745,181        52,354,722   25,431,099,903
   Gross profit from sales                                        108,297,167     8,870,852,527        18,291,932    8,889,144,459

   Selling expenses                                                55,408,946     4,682,046,444        -3,257,261    4,678,789,183
   Research and developement cost                                           -       361,194,227                 1      361,194,228
   General and administratve expenses                              78,791,237     1,428,010,213       154,812,777    1,582,822,990
   Other operating income                                         386,393,993     3,290,403,104       920,627,181    4,211,030,285
   Other operating expenses                                        63,176,802     2,442,684,757     1,208,718,273    3,651,403,030
   Income before financial earnings and taxes                     297,314,176     3,247,319,990      -421,354,676    2,825,965,314

   Income from profit- and loss-pooling agreements                      9,646        32,428,627                 0       32,428,627
   Income from companies accounted for under the equity method      3,071,965       713,119,262       647,106,984    1,360,226,246
   Losses from companies accounted for under the equity method      1,525,255        65,619,469        27,059,646       92,679,115
   Difference consolidation profit and loss transfer agreement              -                 -               147              147
   Income from investments (paid this year)                         2,234,544         2,234,544         2,928,759        5,163,303
   Income from investments (paid next year)                           325,768       141,705,318        -5,721,627      135,983,691
   Corporate tax on income                                                  -                 -           461,323          461,323
   Reversal of valuation allowance - financial assets                       -           517,521         7,776,368        8,293,889
   Write down of investments                                        2,258,830        33,900,382           977,521       34,877,903
   Income from long-term securities and long-term loans               133,097        92,781,745        63,652,626      156,434,371
   Other Interests an similar income                               24,188,956       580,917,889       215,872,573      796,790,462
   Interests and similar expenses                                 188,611,681     1,091,698,392       237,611,193    1,329,309,585
   Write-downs of financial assets and long-term loans              1,456,946     2,255,645,437                -1    2,255,645,436
   Losses from profit- and loss-pooling agreements                    552,311         6,162,155                 0        6,162,155
   Financial earnings                                            -164,441,047    -1,889,320,930       666,428,500   -1,222,892,430
   Impairment of Goodwill                                                   -                 -     2,271,450,000    2,271,450,000
   Income from continuing operations before income taxes          132,873,128      -957,214,911       288,837,795     -668,377,116

   Income taxes                                                    -4,441,186      -399,959,097      -212,848,603     -612,807,700

   Income from continuing operations after income taxes           137,314,315      -557,255,813       501,686,397      -55,569,416

   Minority interests in profit                                    36,458,089       553,608,892       140,656,792      694,265,683
   Minority interests in losses                                    27,336,747        67,711,758        21,099,882       88,811,640
   Minority interests in Net income                                 9,121,342       485,897,132       119,556,911      605,454,043

   Income from continuing operations                              128,192,972    -1,043,152,947       382,129,488     -661,023,459

   Loss from discontined operations                                47,627,121       -76,222,920     3,194,045,153    3,117,822,234
   Extraordinary items after Minority interests (net of taxes)              -                 -                 -                -
   Cumulative effect of change in accounting principle, net                 -                 -       181,729,911      181,729,911

   Net income before profit transferred                           175,820,094    -1,119,375,866     3,757,904,552    2,638,528,686

   Profit transferred pursuant to a profit transfer agreement               -       350,611,565      -350,611,565                -
   Income from loss transfers                                     130,888,150       130,888,150      -130,888,150                -

   Net income                                                     306,708,244    -1,339,099,280     3,977,627,966    2,638,528,686




Consolidated Statements of Income
                                                                         Energy          Powergen        Chemicals
                                                                         (euro)           (euro)          (euro)

Sales                                                                 19,517,704,079    4,475,978,577   11,765,243,424
Electricity tax                                                          930,469,333                -                -
Petroleum tax                                                              2,304,008                -                -
Net sales                                                             18,584,930,738    4,475,978,577   11,765,243,424

Cost of goods sold and services provided                              13,883,817,697    3,461,006,358    8,257,586,200
Gross profit from sales                                                4,701,113,041    1,014,972,219    3,507,657,224

Selling expenses                                                       2,820,745,008      382,815,749    1,666,583,977
Research and developement cost                                            16,279,057        1,936,753      361,988,640
General and administratve expenses                                       521,580,416      235,528,172      663,121,914
Other operating income                                                 2,241,042,960      185,417,245      630,391,491
Other operating expenses                                               1,446,883,557      102,637,566      955,224,093
Income before financial earnings and taxes                             2,136,667,963      477,471,224      491,130,091

Income from profit- and loss-pooling agreements                           32,053,926                -        2,071,317
Income from companies accounted for under the equity method              653,393,900       44,251,762       49,772,545
Losses from companies accounted for under the equity method               55,828,418                -       11,639,176
Difference consolidation profit and loss transfer agreement                        -                -                -
Income from investments (paid this year)                                           -                -                -
Income from investments (paid next year)                                 145,552,951                -        3,267,628
Corporate tax on income                                                            -                -                -
Reversal of valuation allowance - financial assets                                 -                -          544,759
Write down of investments                                                 33,306,897                -                -
Income from long-term securities and long-term loans                      80,643,448        5,416,701       11,464,743
Other Interests an similar income                                        473,060,619       23,920,903       89,048,934
Interests and similar expenses                                           544,672,999      172,808,437      233,136,155
Write-downs of financial assets and long-term loans                    2,372,016,366                -          813,624
Losses from profit- and loss-pooling agreements                            5,358,762                -          546,337
Financial earnings                                                    -1,626,478,598      -99,219,071      -89,965,366
Impairment of Goodwill                                                             -                -                -
Income from continuing operations before income taxes                    510,189,365   -2,058,815,184      401,164,725

Income taxes                                                            -519,943,541       64,186,393       39,422,505

Income from continuing operations after income taxes                   1,030,132,906   -2,123,001,577      361,742,220

Minority interests in profit                                             527,318,749       10,652,926        6,397,590
Minority interests in losses                                              40,061,457                -        2,438,555
Minority interests in Net income                                         487,257,292       10,652,926        3,959,035

Income from continuing operations                                        542,875,614   -2,133,654,503      357,783,185

Loss from discontined operations                                                   -                -     -130,368,464
Extraordinary items after Minority interests (net of taxes)                        -                -                -
Cumulative effect of change in accounting principle, net                           -                -                -

Net income before profit transferred                                     542,875,614   -2,133,654,503      227,414,721

Profit transferred pursuant to a profit transfer agreement               369,064,805                -                -
Income from loss transfers                                                         -                -                -

Net income                                                               173,810,809   -2,133,654,503      227,414,721




                                                                                                                      TOTAL
Consolidated Statements of Income                                                                    Holding/      Consolidated
                                                                 Real Estate       subtotal           Others      01.01.-31.12.2002
                                                                   (euro)          (euro)             (euro)         (euro)

Sales                                                            1,226,055,375   36,984,981,455       74,364,898  37,059,346,353
Electricity tax                                                              -      930,469,333                -     930,469,333
Petroleum tax                                                                -        2,304,008                -       2,304,008
Net sales                                                        1,226,055,375   36,052,208,114       74,364,898  36,126,573,012

Cost of goods sold and services provided                         1,112,058,357   26,714,468,612       55,110,233  26,769,578,845
Gross profit from sales                                            113,997,018    9,337,739,502       19,254,665   9,356,994,167

Selling expenses                                                    58,325,206    4,928,469,940       -3,428,695   4,925,041,245
Research and developement cost                                               -      380,204,450                -     380,204,450
General and administratve expenses                                  82,938,144    1,503,168,646      162,960,817   1,666,129,463
Other operating income                                             406,730,519    3,463,582,215      969,081,243   4,432,663,458
Other operating expenses                                            66,501,897    2,571,247,113    1,272,335,024   3,843,582,137
Income before financial earnings and taxes                         312,962,290    3,418,231,568     -443,531,238   2,974,700,330

Income from profit- and loss-pooling agreements                         10,154       34,135,397                -      34,135,397
Income from companies accounted for under the equity method          3,233,647      750,651,854      681,165,247   1,431,817,101
Losses from companies accounted for under the equity method          1,605,532       69,073,126       28,483,837      97,556,963
Difference consolidation profit and loss transfer agreement                  -                -              155             155
Income from investments (paid this year)                             2,352,152        2,352,152        3,082,904       5,435,056
Income from investments (paid next year)                               342,914      149,163,493       -6,022,766     143,140,727
Corporate tax on income                                                      -                -          485,603         485,603
Reversal of valuation allowance - financial assets                           -          544,759        8,185,650       8,730,409
Write down of investments                                            2,377,716       35,684,613        1,028,969      36,713,582
Income from long-term securities and long-term loans                   140,102       97,664,994       67,002,765     164,667,759
Other Interests an similar income                                   25,462,059      611,492,515      227,234,287     838,726,802
Interests and similar expenses                                     198,538,612    1,149,156,203      250,117,044   1,399,273,247
Write-downs of financial assets and long-term loans                  1,533,627    2,374,363,617                -   2,374,363,617
Losses from profit- and loss-pooling agreements                        581,380        6,486,479                -       6,486,479
Financial earnings                                                -173,095,839   -1,988,758,874      701,503,685  -1,287,255,189
Impairment of Goodwill                                                       -                -    2,391,000,000   2,391,000,000
Income from continuing operations before income taxes              139,866,451   -1,007,594,643      304,039,784    -703,554,859

Income taxes                                                        -4,674,933     -421,009,576     -224,051,161    -645,060,737

Income from continuing operations after income taxes               144,541,384     -586,585,067      528,090,945     -58,494,122

Minority interests in profit                                        38,376,936      582,746,201      148,059,781     730,805,982
Minority interests in losses                                        28,775,523       71,275,535       22,210,402      93,485,937
Minority interests in Net income                                     9,601,413      511,470,666      125,849,379     637,320,045

Income from continuing operations                                  134,939,971   -1,098,055,733      402,241,566    -695,814,167

Loss from discontined operations                                    50,133,812      -80,234,652    3,362,152,793   3,281,918,141
Extraordinary items after Minority interests (net of taxes)                  -                -                -               -
Cumulative effect of change in accounting principle, net                     -                -      191,294,643     191,294,643

Net income before profit transferred                               185,073,783   -1,178,290,385    3,955,689,002   2,777,398,617

Profit transferred pursuant to a profit transfer agreement                   -      369,064,805     -369,064,805               -
Income from loss transfers                                         137,777,000      137,777,000     -137,777,000               -

Net income                                                         322,850,783   -1,409,578,190    4,186,976,807   2,777,398,617